May & June 2013 Maiden Holdings, Ltd. Investor Presentation

Forward Looking Statements This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. 2

(*) Excluding the impact of Superstorm Sandy in 4Q12, Operating ROE in 2012 would have been 9.6% (**) Please see the non-GAAP reconciliation in the appendix of this presentation for additional important information. (***) Last twelve months ended March 31, 2013 Overview • Differentiated specialty reinsurer – Focus on non-catastrophe working layer financial needs of targeted US and European regional and specialty insurers – Low volatility and predictable business model – Modeled 1-in-250 catastrophic exposure managed to < annual net income (more cat oriented reinsurers’ PMLs are double digit % of equity) • Specialized, highly efficient, scalable operating platform • Disciplined long-term relationship oriented market specialist • Bermuda domiciled – Operations in Bermuda, U.S. and Europe • Established June 2007 – Management has successful 29 year track record leading GMAC Reinsurance operations Book Value per Common Share Growth Driven by Solid Risk Adjusted Returns LTM Net Premiums Written by Segment*** Total NPW = $2,000m 3 $ 9.02 $ 8.70 $ 9.62 $ 10.40 $ 10.64 $ 11.96 $ 12.10 8.2% 11.6% 11.2% 10.2% 9.2% 5.9% 9.8% 2007 2008 2009 2010 2011 2012* 1Q13 Book Value per Common Share Annualized Operating ROE** Diversified Reinsurance 37% AmTrust 48% ACAC 15%

60% 80% 100% 120% 140% 160% 4 Q 0 7 1 Q 0 8 2 Q 0 8 3 Q 0 8 4 Q 0 8 1 Q 0 9 2 Q 0 9 3 Q 0 9 4 Q 0 9 1 Q 1 0 2 Q 1 0 3 Q 1 0 4 Q 1 0 1 Q 1 1 2 Q 1 1 3 Q 1 1 4 Q 1 1 1 Q 1 2 2 Q 1 2 3 Q 1 2 4 Q 1 2 1 Q 1 3 CR Combined Ratio 4Q07 to 1Q13 Maiden Bermuda P&C Companies A Differentiated Business Model • Dedicated to predictable and stable operating performance – Focus on traditional, lower volatility lines of business – Target non-catastrophe client needs – Recent divestiture of E&S property insurance business to further improve risk profile • Targeted customer focus – Long-term relationships with targeted regional and specialty P&C insurers – Strategic multi-year quota share relationships with specialty insurer AmTrust and personal lines underwriter ACAC, which provides substantial earnings stability – Provide customized reinsurance products and ancillary services – Unique collateral trust provides exceptional security • Efficient highly specialized operating platform – Lower volatility risk profile allows for more efficient capital utilization – Emphasis on significant relationships with clients – Last twelve months general and administrative expense ratio of 2.9% excluding non-recurring items Lower Volatility and Consistent Underwriting Last Twelve Months* G&A Expense Ratio Bermuda P&C Companies include Aspen, Arch, Axis, Awac, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL Source: SNL and Company Financials (*) Twelve months ended March 31, 2013 4 2.9% 15.0% 0% 5% 10% 15% 20% Maiden Bermuda P&C Companies

Available Levers to Strengthen ROE 1. Improve underwriting returns • Continued underwriting discipline and catastrophe exposure management • One point lower on the combined ratio can benefit operating ROE by approximately two percentage points 2. Eventual refinancing of 14% junior subordinated debt associated with 2009 Trust Preferred Offering 3. Recovery of investment yields and full deployment of investable cash • Near-term interest rate environment dampening returns • Maintain conservative risk profile of investment portfolio • Medium-term ROE > 15% • Combined ratio < 96% • G&A expense ratio < 4% • NPW CAGR of 10%+ • Core regional insurer client retention rate of > 85% • Modeled exposure to a one- in-250 cat event < annual net income Targeted Operating Metrics Targeted Operating Metrics More Achievable as Underwriting Results Improve, Cost of Capital Decreases and Investment Environment Becomes More Favorable 5

• Net operating earnings of $21.1 million, or $0.29 per diluted common share compared with $19.4 million, or $0.27 per diluted common share in the first quarter of 2012 • Annualized operating return on common equity was 9.8% compared to 9.9% in the first quarter last year • Combined ratio of 97.5% compared to 97.9% in the first quarter of 2012 • Improved due to favorable impact of 2012 underwriting actions and the improving primary insurer pricing environment • Net investment income increased 19.2% to $22.0 million compared to the first quarter of 2012. • Current investment environment could challenge our ability to maintain investment income at recent levels • Net premiums written increased 16.6% to $689.1 million versus the same period last year • Growth in first quarter due to AmTrust Quota Share • Book value per common share grew 1.2% versus year-end 2012 to $12.10 • Improving risk profile following divestiture of Maiden Specialty’s Property E&S business First Quarter 2013 Operating Highlights* (*) Please see the non-GAAP reconciliation table at the end of this presentation for additional important information. 6

Summary Balance Sheet 7 ($ in millions) 2008 2009 2010 2011 2012 Q1 2013 Invested Assets Investments 1,125.2$ 1,667.2$ 1,880.3$ 2,022.9$ 2,621.6$ 2,633.1$ Cash & Cash Equivalents 541.2 252.3 185.9 303.0 213.8 231.1 Loan to Related Party 168.0 168.0 168.0 168.0 168.0 168.0 Total Invested Assets 1,834.4 2,087.5 2,234.2 2,493.9 3,003.4 3,032.2 Net Reinsurance Receivable 71.9 211.3 226.3 423.4 522.6 726.4 Deferred Acquisition Costs 104.5 173.0 203.6 248.4 270.7 312.3 Other Assets 117.8 164.3 318.5 229.4 341.5 346.4 Total Assets 2,128.6$ 2,636.1$ 2,982.6$ 3,395.1$ 4,138.2$ 4,417.3$ Loss and LAE Reserve 897.7$ 1,002.7$ 1,226.8$ 1,398.4$ 1,740.3$ 1,779.1$ Unearned Premiums 444.5 583.5 657.6 832.0 936.5 1,134.7 Senior Notes - - - 107.5 207.5 207.5 Trust Preferred Securities - 215.1 215.2 126.3 126.3 126.3 Other Liabilities 276.6 158.3 132.5 161.9 112.0 143.0 Total Liabilities 1,618.8 1,959.6 2,232.1 2,626.1 3,122.6 3,390.6 Equity 509.8 676.5 750.5 769.0 1,015.6 1,026.7 Total Liabilities & Equity 2,128.6$ 2,636.1$ 2,982.6$ 3,395.1$ 4,138.2$ 4,417.3$ Book Value per Common Share 8.70$ 9.62$ 10.40$ 10.64$ 11.96$ 12.10$ Growth in Total Invested Assets 186.8% 13.8% 7.0% 11.6% 20.4% 1.0% Ratio of Total Invested Assets to Equity 359.8% 308.6% 297.7% 324.3% 295.7% 295.3%

Income Statement Highlights * 2011 includes $35.4 million in charges related to Senior Note Offering which consist of $20.3 million of accelerated amortization of discount on junior subordinated debt and $15.1 million charge related to repurchase of junior subordinated debt. 2011 also Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S thunderstorm and tornado activity in 2Q11. Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information. 8 ($ in millions) 2008 2009 2010 2011 2012 Q1 2013 Net Premium Written 727.4$ 1,030.4$ 1,227.8$ 1,723.5$ 1,901.3$ 689.1$ Net Earned Premium 420.1$ 919.9$ 1,169.8$ 1,552.4$ 1,803.8$ 488.4$ Net Investment Income 37.2 62.9 71.6 74.9 81.2 22.0 Interest and Amortization Expense - 34.4 36.5 34.1 36.4 (9.6) Net Income 18.8$ 61.1$ 69.9$ 28.5$ 46.5$ 25.0$ Operating Earnings * 60.6$ 66.2$ 72.7$ 69.6$ 48.5$ 21.1$ Operating EPS * 1.02$ 0.95$ 1.02$ 0.96$ 0.66$ 0.29$ Operating ROE * 11.6% 11.2% 10.2% 9.2% 5.9% 9.8% Loss Ratio 62.8% 66.2% 64.6% 66.6% 69.5% 67.8% Expense Ratio 32.0% 29.7% 32.3% 31.5% 30.0% 29.7% Combined Ratio 94.8% 95.9% 96.9% 98.1% 99.5% 97.5%

Maiden Maintains a Conservative Investment Portfolio Investments Composition1 (1) As of March 31, 2013 Total: $2.6bn Strong Credit Quality of Investments1 Total: $2.6bn • Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 1Q13 to date is 2.53%; overall 1Q13 book yield (excluding cash equivalents) is 3.32% • March 31, 2013 average fixed maturity duration of 3.57 years compared to 3.55 years as of December 31, 2012 • Profitable growth & positive cash flow has expanded invested assets that will enhance earnings U.S. Treasuries 2% Other 3% Municipal Bonds 5% Corporate Bonds 52% US Agency 38% A 19% AA 7% AAA 7% Below Inv. Grade 2% BBB 25% US Agency 38% U.S. Treasuries 2% 9

537 510 677 750 769 811 825 878 865 876 - 215 215 126 126 126 126 126 126 - - - 108 208 208 208 208 208 150 150 150 - 200 400 600 800 1,000 1,200 1,400 2007 2008 2009 2010 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 To ta l Ca p ita l Common Equity Trust Preferred ("TRUPS") Senior Notes Preference Shares • Access to capital markets has enabled Maiden to enhance capital in a shareholder friendly manner • 30-Year, 8.25% Senior Notes Offering of $107.5 million closed on June 24, 2011 (NYSE:MHNA) replacing a portion of higher coupon TRUPS • 30-Year, 8% Senior Notes Offering of $100 million closed on March 27, 2012 (NYSE:MHNB) • 8.25% Non-Cumulative Perpetual Preferred Share offering of $150 million closed on August 29, 2012 (NYSE:MHPRA) • Strong balance sheet increasingly optimized to efficiently utilize capital and strengthen returns • Continued focus on replacing 14% TRUPS issued in early 2009 with lower cost capital • Flexibility to repurchase common shares and eventually repurchase TRUPS in January 2014 Strong Capital Position (In $ millions) 10 Growing, Balanced and Diversified Capital Structure

Delivering Shareholder Value • Maiden is well positioned as a market specialist with significant competitive advantages • Disciplined approach to underwriting and pricing • Multi-year strategic quota-share relationships enhance revenue/profit stability • Focused on delivering stable operating performance and strengthening returns • Highly differentiated business model • Strong historical dividend growth Committed to Driving Continued Value Creation (1) Source SNL Financial. Total return of a security 11/11/2008 to 5/3/2013, including price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of the security on the ex-date of the dividend. (*) Bermuda P&C Companies include: Aspen, Arch, Axis, Awac, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL 289% 143% 98% 0% 50% 100% 150% 200% 250% 300% 350% Maiden Index of Bermuda P&C Companies* S&P 500 Total Return1 Following Transformational Acquisition of GMACRe 11

Appendix • Non-GAAP Financial Measures • Non-GAAP Financial Measures – Reconciliation 12

Non-GAAP Financial Measures • In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). • Operating Earnings and Operating Earnings per Share: In addition to presenting net income determined in accordance with GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable, realized investment gains or losses, foreign exchange gain or loss, the amortization of intangible assets and non-cash deferred tax expenses. We also exclude certain non-recurring expenditures that are material to understanding our results of operations. For 2011 and 2010, we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. In 2011, as a result of the Senior Notes Offering, we exclude the junior subordinated debt repurchase expense and the accelerated amortization of junior subordinated debt discount and issuance costs, as both are non-recurring. We exclude net realized investment gains or losses and foreign exchange gain or loss as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. • Operating Return on Equity ("Operating ROE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to common shareholders. It is calculated using operating earnings available to common shareholders (realized gains or losses on investments, foreign exchange gains and losses, and amortization of intangible assets) divided by average common shareholders' equity. Management has set as a target a medium-term average of 15% Operating ROE, which management believes provides an attractive return to shareholders for the risk assumed. • See the following slide for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix 13

Non-GAAP Financial Measures Reconciliation NOTE - Please see the definition of non-GAAP financial measures on the previous slide for additional important information. Appendix 14 ($ in millions) 2008 2009 2010 2011 2012 Q1 2013 Net income 18.8$ 61.1$ 69.9$ 28.5$ 46.5$ 25.0$ Add (subtract): Net realized investment (gains) losses 37.5 (0.3) (6.6) (0.5) (1.9) (3.3) Foreign exchange and other losses (gains) 1.4 (2.5) 0.6 (0.3) (1.6) (1.5) Amortization of intangibles 1.3 6.6 5.8 5.0 4.4 0.9 Junior subordinated debt repurchase expense - - - 15.1 - - Accelerated amortization of subordinated debt discouny and issuance cost - - - 20.3 - - Non-recurring general and administrative expenses relating to IIS Acquisition (2010) and GMAC Acquisition (2008) 1.6 - 1.8 0.2 - - Non-cash deferred tax expense - 1.3 1.2 1.3 1.1 - Operating earnings 60.6$ 66.2$ 72.7$ 69.6$ 48.5$ 21.1$ Operating earnings per common share: Basic operating earnings per share 1.02$ 0.95$ 1.03$ 0.97$ 0.67$ 0.29$ Diluted operating eanings per share 1.02$ 0.95$ 1.02$ 0.96$ 0.66$ 0.29$